EXHIBIT 10.2

ESCROW AGREEMENT

        This Escrow Agreement (this “Agreement”), dated as of June 29, 2004, is made by and among AQUILA, INC., a Delaware corporation (“Aquila, Inc.”) and AQUILA MERCHANT SERVICES, INC. (“AMS,” together with Aquila, Inc., collectively, “Aquila”), FEDERAL INSURANCE COMPANY, an Indiana corporation (“Federal”), PACIFIC INDEMNITY COMPANY, a Wisconsin corporation (“Pacific,” together with Federal, collectively, “Chubb”) and COMMERCE BANK, NATIONAL ASSOCIATION, Kansas City, Missouri, a national banking association duly organized and existing under the laws of the United States (the “Escrow Agent”).

RECITALS:

        WHEREAS, Aquila and Chubb are parties to certain litigation currently pending in the United States District Court for the Western District of Missouri (the “Court”) at Case No. 02-1031-CV-W-GAF captioned Aquila, Inc. (f/k/a UtiliCorp United Inc.) and Aquila Merchant Services, Inc. (f/k/a Aquila, Inc., f/k/a Aquila Energy Corporation), Plaintiffs v. Federal Insurance Company and Pacific Indemnity Company, Defendants (the “Litigation”);

        WHEREAS, in the Litigation, both parties have sought, inter alia, declaratory judgments with respect to the respective rights and obligations under certain indemnity agreements (“Indemnity Agreements”) relating to the Bonds (defined below) and Chubb has requested therein that Aquila be ordered to specifically perform its obligations under the Indemnity Agreements to discharge Chubb from or, alternatively, provide collateral for the undischarged exposure of Chubb under the Bonds;

        WHEREAS, On June 3, 2004, Chubb filed its Application of Defendants for Temporary Restraining Order/ Preliminary Injunction (the “Application”) with the Court in the Litigation seeking, inter alia, a preliminary injunction requiring that certain funds be placed in escrow and invested as security for Aquila’s obligation to provide collateral in an amount equal to Chubb’s undischarged liability with respect to the Bonds as required by the Indemnity Agreements;

        WHEREAS, on June 24, 2004, upon consideration of the Application, the Court issued an Order Granting Preliminary Injunction (the “Order”) pursuant to which Aquila was required to deposit the sum of $504,000,000 in an escrow account at a bank or other depository institution within the Court’s judicial district, as selected by Aquila and approved by the Court;

        WHEREAS, on the date of this Agreement, Aquila, Inc. established an escrow with the Escrow Agent for the benefit of Chubb in accordance with the requirements of the Order;

        WHEREAS, Aquila and Chubb have each executed the Settlement Stipulation (defined below) with respect to the Litigation;

        WHEREAS, the parties hereto now wish to confirm their agreement with respect to the Escrow Funds (defined below) as provided for in, and consistent with the terms of, the Settlement Stipulation;

        WHEREAS, this Agreement supercedes that certain Escrow Agreement executed by Aquila, Inc. and the Escrow Agent on or about June 28, 2004 and is effective as of the date first written above; and

        NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants of the parties set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.     Definitions. As used in this Agreement, the following terms shall have the following meanings:

        “Agreement” has the meaning ascribed thereto in the introductory paragraph hereof.

        “APEA” means American Public Energy Agency, a political subdivision of the State of Nebraska.

        “Application” has the meaning ascribed thereto in the third recital hereof.

        “Aquila” has the meaning ascribed thereto in the introductory paragraph hereof.

        “Bonds” means, collectively, Surety Bond I and Surety Bond II, and “Bond” means one of the Bonds.

        “Chubb” has the meaning ascribed thereto in the introductory paragraph hereof.

        “Chubb Exposure” means the undischarged liability of Chubb under the Bonds in an amount which is equal to the following: (A) in the case of Surety Bond I, $206,818,329 until July 31, 2004, and $205,771,155 from August 1, 2004 until the Termination Date; and (B) in the case of Surety Bond II, $296,892,002 until July 31, 2004, and $293,915,296 from August 1, 2004 until the Termination Date.

        “Chubb LOC” means a letter of credit which is: (i) issued to Chubb, as beneficiary, in respect of Aquila’s indemnity obligations relating to a Bond under an Indemnity Agreement; (ii) issued by a financial institution acceptable to Chubb in its sole discretion; (iii) substantially in the form attached hereto as Exhibit D; and (iv) in the original stated amount of the Chubb Exposure under the related Bond.

        “Court” has the meaning ascribed thereto in the first recital hereof.

        “Escrow Account” has the meaning ascribed thereto in Section 2(b).

        “Escrow Agent” has the meaning ascribed thereto in the introductory paragraph hereof.

        “Escrow Funds” has the meaning ascribed thereto in 2(a).

        “Federal” has the meaning ascribed thereto in the introductory paragraph hereof.

        “Indemnity Agreements” has the meaning ascribed thereto in the second recital hereof.

        “Issuer” means the issuer of a Chubb LOC.

        “Litigation” has the meaning ascribed thereto in the first recital hereof.

        “LOC Delivery Date” means the date that is 30 calendar days from the date on which the Court issues its order approving the Settlement Stipulation.

        “Order” has the meaning ascribed thereto in the fourth recital hereof.

        “Pacific” has the meaning ascribed thereto in the introductory paragraph hereof.

        “Settlement Stipulation” means that certain Stipulation of Settlement executed by Aquila and Chubb on July 19, 2004.

        “Surety Bond I” means that certain advance payment supply surety bond (Bond No. 8143-80-99) issued on or about November 29, 1999 by Chubb, as surety, to APEA, as obligee, in respect of Aquila’s obligations to APEA, as principal, pursuant to that certain Gas Purchase Agreement dated November 17, 1999.

        “Surety Bond II” means that certain advance payment surety bond (Bond No. 8153-72-43) issued on or about August 10, 2000 by Chubb, as surety, to APEA, as obligee, in respect of Aquila’s obligations to APEA, as principal, pursuant to that certain Gas Purchase Agreement dated July 26, 2000.

        “Termination Date” means the date on which this Agreement, and the escrow and the Escrow Account established hereby, shall terminate in accordance with Sections 4(d) and 7 hereof.

2.     Establishment of Escrow.

(a)     On the date of this Agreement, Aquila has deposited the sum of Five Hundred and Four Million United States Dollars ($504,000,000.00) (together with any investment earnings thereon, the “Escrow Fund” or “Escrow Funds”) with the Escrow Agent. Chubb and Aquila hereby appoint the Escrow Agent, and Escrow Agent hereby agrees to serve, as the escrow agent and depositary subject to the terms and conditions set forth herein.

(b)     Escrow Agent shall hold the Escrow Fund in an interest bearing account titled “Chubb/Aquila Escrow — 02-1031-CV-W-GAF” (Account No. 88-0166-01-2) (the “Escrow Account”). The Escrow Agent shall not release or distribute any of the Escrow Fund from the Escrow Account except in accordance with the express terms and conditions of this Agreement

3.     Investment of, and Income on, the Escrow Account. The Escrow Fund may be invested only in cash deposits or fully liquid, investment grade, money market funds with the Escrow Agent. Any interest earned on the investment of the Escrow Fund shall remain and accrue in the Escrow Account and become part of the Escrow Fund.

4.     Release of Escrow Funds. The Escrow Agent shall release and distribute the Escrow Funds only in strict compliance with the following provisions.

(a)     In the event any demand for payment is made by or on behalf of APEA (or its assignee) under either of the Bonds before a Chubb LOC is delivered to Chubb with respect to such Bond, the Escrow Agent shall, upon receipt of written certification of the demand by Chubb substantially in the form attached hereto as Exhibit A, deliver to Chubb that part of the Escrow Fund which is equal to the Chubb Exposure under the Bond or Bonds for which Chubb has not received a Chubb LOC. The Escrow Agent’s receipt of a copy of the demand from APEA attached to the certification shall be sufficient evidence of such demand and Escrow Agent shall not under any circumstances undertake or be required to make any independent investigation of the fact of such demand or the facts and circumstances surrounding such demand. Aquila hereby acknowledges and agrees that, in the event Escrow Funds are released to Chubb as set forth pursuant to this Section 4(a), Chubb shall not be required to deposit, hold or invest such funds in any segregated account for the benefit of Aquila, and Chubb may co-mingle such funds with its own funds.

(b)     In the event a Chubb LOC is not delivered to Chubb for each Bond on or before the LOC Delivery Date, the Escrow Agent shall, upon receipt of certification of non-receipt by Chubb substantially in the form attached hereto as Exhibit B, deliver to Chubb that part of the Escrow Fund which is equal to the Chubb Exposure under each Bond for which Chubb has not received a Chubb LOC. The Escrow Agent’s receipt of the certification of non-receipt from Chubb shall be sufficient evidence of such non-receipt and Escrow Agent shall not under any circumstances undertake or be required to make any independent investigation of the fact of such non-receipt or the facts and circumstances surrounding such non-receipt. Aquila hereby acknowledges and agrees that, in the event Escrow Funds are released to Chubb as set forth pursuant to this Section 4(b), Chubb shall not be required to deposit, hold or invest such funds in any segregated account for the benefit of Aquila, and Chubb may co-mingle such funds with its own funds.

(c)     In the event a Chubb LOC is delivered to Chubb for a Bond on or before the LOC Delivery Date, the Escrow Agent shall, upon receipt of certification of receipt by Chubb substantially in the form attached hereto as Exhibit C, deliver to the Issuer on behalf of Chubb that part of the Escrow Fund which is equal to the Chubb Exposure under each Bond for which Chubb has received a Chubb LOC. The Escrow Agent’s receipt of the certification of such receipt from Chubb shall be sufficient evidence of such receipt and Escrow Agent shall not under any circumstances undertake or be required to make any independent investigation of the fact of such receipt or the facts and circumstances surrounding such receipt. The parties hereby acknowledge and agree that, in the event Escrow Funds are delivered to an Issuer as set forth pursuant to this Section 4(c), to the extent Aquila is deemed or determined at any time to have any interest in the Escrow Funds delivered, the release and delivery of such Escrow Funds is intended to be and shall be a contemporaneous exchange for new value given to Aquila in the form of the Chubb LOC or Chubb LOCs.

(d)     To the extent Escrow Funds remain in the Escrow Account ten (10) days after the earlier to occur of (i) the first date after which Escrow Funds in an amount totaling the Chubb Exposure on both Bonds have been released to Chubb or delivered to an Issuer pursuant to Sections 4(a), 4(b) and/or 4(c), or (ii) the LOC Delivery Date, all such Escrow Funds then remaining in the Escrow Account shall be delivered to Aquila, the Escrow Account shall be closed and this Agreement shall thereupon terminate.

(e)     All Escrow Funds delivered to Chubb or an Issuer shall be made by wire transfer of such Escrow Funds on the same day the Escrow Agent receives a certification pursuant to Section 4(a), 4(b) or 4(c), if such certification is received by the Escrow Agent before 12 noon Central Time on a day on which the Escrow Agent is open for business and, if such certification is not received by the Escrow Agent before 12 noon Central Time on such a day, on the next day on which the Escrow Agent is open for business. Before 10 a.m. Central Time on the date upon which Chubb intends to provide to Commerce a certification to Commerce in accordance with the preceding sentence, Chubb will use its best efforts to provide informal notice (e.g., telephone call, email or facsimile) to Commerce of its intention to deliver a certification on such date (including the amount expected to be wire transferred pursuant to such certification, if known).

5.     True Escrow. The parties hereby acknowledge and agree that the escrow established by this Agreement constitutes a “true” escrow so as to, upon establishment on the date hereof, divest Aquila of all of its title, ownership, dominion and control over the Escrow Funds and the Escrow Account, with any entitlement of Aquila therein being solely in the remainder of such Escrow Funds, if any, distributable to Aquila pursuant to Section 4(d) above. The parties further acknowledge and agree that there are no unperformed obligations of Chubb or Aquila under this Agreement and that this Agreement cannot and shall not be construed as an “executory contract” as that term is used in Title 11 of the United States Code.

6.     Condition Precedent. This Agreement shall become effective and bind the parties hereto only after, and upon the condition that, (a) this Agreement has been duly signed by an authorized representative of each party hereto and (b) the Court issues its order approving the Settlement Stipulation.

7.     Termination. This Agreement will remain in effect until all Escrow Funds are released pursuant to the provisions of Section 4.

8.     Fees and Expenses. Aquila will be solely responsible for and bear and pay all of the fees and expenses of Escrow Agent in carrying out its duties hereunder. All account maintenance fees, wire transfer fess or other like fees relating to the Escrow Account or the operation thereof may be paid, to the extent available, out of Aquila’s interest in the remainder, if any, of the Escrow Fund distributable to Aquila pursuant to Section 4(d).

9.     Duties of Escrow Agent.

(a)     Escrow Agent’s hereunder are only those specifically provided herein and are ministerial in nature and nondiscretionary. Escrow Agent will not be liable for any mistake of fact or for any acts or failure to act of any kind taken in good faith and believed by it to be authorized or within the rights or powers conferred by this Agreement, unless there be shown willful misconduct or gross negligence.

(b)     Escrow Agent will not be responsible for the sufficiency of the Escrow Funds deposited hereunder, nor for the accuracy or inaccuracy of any statement contained in any certification or other written document delivered to Escrow Agent hereunder. Escrow Agent will not be liable for the default of any party hereto because of such party’s failure to perform, and will have no responsibility to seek performance by any party; nor will it be liable for the outlawing of any rights under any statutes of limitation in respect to any documents or items deposited. Escrow Agent will not be liable for collection of items until the proceeds of same in actual cash have been received.

(c)     Escrow Agent will not be liable in any respect on account of identity, authority or rights of persons executing or delivering, or purporting to execute or deliver, any certification or other written document or item, and may rely absolutely and be fully protected in acting upon any item, certification or other written document believed by it to be authentic in performing its duties hereunder. Escrow Agent may, as a condition to the disbursement of money or property, require from the payee or recipient a receipt therefor, and, upon final payment or distribution, require a release from any liability arising out of its execution or performance of this Agreement.

(d)     The Escrow Agent will be indemnified and held harmless by Aquila from and against all costs, damages, liabilities and expenses which the Escrow Agent may incur or sustain in connection with or arising out of this Agreement, including, but not limited to, any costs, damages, liabilities and third-party expenses that may be incurred as a result of claims or actions by third parties. The Escrow Agent will be entitled to consult with and engage the services of legal counsel of its choice with respect to any matter pertaining to this Agreement and will be entitled to reimbursement for the reasonable costs and expenses of such external legal counsel.

(e)     Escrow Agent will be entitled to reasonable compensation and reimbursement for its services and out of pocket expenses. Except to the extent specifically provided for in Section 8, Escrow Agent does not have the right to reimburse itself out of the Escrow Fund in its possession for costs, expenses, attorney’s fees and its compensation, and will have recourse only to Aquila for payment of such compensation and expenses. Escrow Agent retains the right to resign upon giving sixty days’ written notice to both Aquila and Chubb.

(f)     In accepting the Escrow Fund and other funds, securities or documents delivered hereunder, it is agreed and understood that, in the event of disagreement between the parties to this Agreement, or persons claiming under them, or any of them, Escrow Agent reserves the right to hold the Escrow Fund and all other funds, securities, documents and property in its possession, and all papers in connection with or concerning the escrow, until a mutual agreement has been reached between all of said parties, or until delivery is made to court in any interpleader action, or until as otherwise authorized by final judgment or decree.

10.     Notices and Addresses of Parties. Whenever certifications, instructions, notices, releases or any other documents are required to be given by or to the parties hereto, they shall be sent via facsimile to the following addressees, which may be changed from time to time by written notice to all parties:

If to Escrow Agent:

Commerce Bank, N.A
Attn: Corporate Trust Dept.
1000 Walnut St., 6th Floor
Kansas City, MO 64106
Fax No: (816) 234-2562

If to Chubb:

c/o Federal Insurance Company
15 Mountain View Road
Warren, New Jersey 07059
Attention: Richard E. Towle
Fax No: (908) 903-3030

If to Aquila:

c/o Aquila, Inc.
Attn: Treasurer
20 West Ninth Street
Kansas City, MO 64105
Fax No: (816) 467-3591

All certifications, instructions, notices, releases or any other documents sent in accordance with this provision shall be deemed delivered at the time of the confirmation of the facsimile transmission, if sent during the recipient’s normal business hours or, if the confirmed transmission was sent after normal business hours, the next business day.

11.     Time of the Essence. Time is of the essence in the performance of this Agreement.

12.     Successors and Assigns. All of the covenants, promises, and agreements contained in the Agreement will be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

13.     Amendment. This Agreement may be amended or altered at any time by a writing agreed to by each party and approved by the Court..

14.     Submission to Jurisdiction. FOR PURPOSES OF ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS ITSELF TO THE JURISDICTION OF THE COURT IN THE LITIGATION AND THE APPELLATE COURTS THEREOF, AND THE PARTIES EACH WAIVE ANY OBJECTION TO VENUE IN OR THE JURISDICTION OF SUCH COURTS. THE PARTIES FURTHER AGREE THAT ANY PAPERS FILED WITH THE COURT IN ANY SUCH LEGAL ACTION OR PROCEEDINGS RELATING TO THIS AGREEMENT SHALL BE FILED WITH COURT TO THE CASE AND DOCKET NUMBER OF THE LITIGATION.

15.     Waiver of Jury Trial. EACH OF THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND, UPON THE ADVICE OF INDEPENDENT COUNSEL, IRREVOCABLY AS AN INDEPENDENT COVENANT WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE PARTIES AND EACH PARTY HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH PARTY FURTHER REPRESENTS THAT, IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER, IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

16.     Severability. If any one or more of the covenants or agreements provided in this Agreement should be determined by a court of competent jurisdiction to be contrary to law, such covenant or agreement will be deemed and construed to be severable from the remaining covenants and agreements herein contained and shall in no way affect the validity of the remaining provisions of this Agreement.

17.     Governing Law. This Agreement shall be governed by the laws of the State of Missouri.

18.     Headings. Any headings preceding the text of the several paragraphs hereof will be solely for the convenience of reference and shall not constitute a part of this Agreement, nor will they affect its meaning, construction or effect.

19.     Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and no representations, inducements, promises or agreements among the parties not set forth herein shall be of any force or effect. All prior agreements (including, without limitation, that certain Escrow Agreement executed by Aquila and the Escrow Agent on or about June 28, 2004) among any of the parties hereto regarding the subject matter of this Agreement are hereby superceded and of no further force and effect.

20.     Counterparts. This Agreement may be executed in several counterparts, all or any of which will be regarded for all purposes as one original and will constitute and be but one and the same instrument.

        IN WITNESS WHEREOF, this Agreement is executed as of and from the date first above written.

AQUILA, INC.

By:	/s/ Randy Miller
Randy Miller
Vice President, Finance
and Treasurer

AQUILA MERCHANT SERVICES, INC.

By:	/s/ Robert Poehling
Robert Poehling
President

FEDERAL INSURANCE COMPANY

By:	/s/ Rich Towle
Rich Towle
Manager, Surety Claims

PACIFIC INDEMNITY COMPANY

By:	/s/ Rich Towle
Rich Towle
Manager, Surety Claims

COMMERCE BANK, N.A.

By:	/s/ Merry Evans
Merry Evans
Vice President

EXHIBIT “A”

Certification

        I, , an authorized officer of Federal Insurance Company, deliver this certification in reference to that certain Escrow Agreement dated as of June 29, 2004 by and among Aquila, Inc. and Aquila Merchant Services, Inc. (collectively, “Aquila”), Federal Insurance Company and Pacific Indemnity Company (collectively, “Chubb”) and Commerce Bank, National Association, as Escrow Agent (the “Escrow Agreement”). All capitalized terms used herein without definition shall have the meanings given to such terms in the Escrow Agreement.

        I hereby certify, to the best of my knowledge, as follows:

    1.        Chubb has received a demand from payment from APEA in accordance with the terms of one or both of the Bonds. A true and correct copy of such demand is attached hereto.

    2.        The aggregate amount of the Chubb Exposure for such Bonds equals $

        Upon receipt of this certification, you are hereby instructed, pursuant to Section 4(a) of the Escrow Agreement, to deliver Escrow Funds in the amount of $00 Chubb via wire transfer of such Escrow Funds to the account set forth on the wire transfer instruction attached hereto.

By:

Dated: August , 2004

EXHIBIT “B”

Certification

        I, , an authorized officer of Federal Insurance Company, deliver this certification in reference to that certain Escrow Agreement dated as of June 29, 2004 by and among Aquila, Inc. and Aquila Merchant Services, Inc. (collectively, “Aquila”), Federal Insurance Company and Pacific Indemnity Company (collectively, “Chubb”) and Commerce Bank, National Association, as Escrow Agent (the “Escrow Agreement”). All capitalized terms used herein without definition shall have the meanings given to such terms in the Escrow Agreement.

        I hereby certify, to the best of my knowledge, as follows:

    1.        The LOC Delivery Date under the Escrow Agreement has passed and Chubb has not received a Chubb LOC in the amount of the Chubb Exposure for [specify Bond or Bonds].

    2.        The aggregate amount of the Chubb Exposure for such Bonds equals $.

        Upon receipt of this certification, you are hereby instructed, pursuant to Section 4(b) of the Escrow Agreement, to deliver Escrow Funds in the amount of $ Chubb via wire transfer of such Escrow Funds to the account set forth on the wire transfer instruction attached hereto.

By:

Dated: August , 2004

EXHIBIT “C”

Certification

        I, , an authorized officer of Federal Insurance Company, deliver this certification in reference to that certain Escrow Agreement dated as of June 29, 2004 by and among Aquila, Inc. and Aquila Merchant Services, Inc. (collectively, “Aquila”), Federal Insurance Company and Pacific Indemnity Company (collectively, “Chubb”) and Commerce Bank, National Association, as Escrow Agent (the “Escrow Agreement”). All capitalized terms used herein without definition shall have the meanings given to such terms in the Escrow Agreement.

        I hereby certify, to the best of my knowledge, as follows:

    1.        Chubb has received a Chubb LOC in the amount of the Chubb Exposure for [specify Bond or Bonds].

    2.        The aggregate amount of the Chubb Exposure for such Bonds equals $____________.

        Upon receipt of this certification, you are hereby instructed, pursuant to Section 4(c) of the Escrow Agreement, to deliver Escrow Funds in the amount of $____________ to the Issuer or Issuers of such Chubb LOCs via wire transfer of such Escrow Funds to the account set forth on the wire transfer instruction attached hereto.

By:

Dated: August , 2004

EXHIBIT D

FORM OF IRREVOCABLE STANDBY LETTER OF CREDIT

_________________

_________________

Date: ____________________, 2004 Letter of Credit No:

(Insert Number)

Expiration Date:

Beneficiaries:	Applicants:
Federal Insurance Company	Aquila, Inc.
15 Mountain View Road	20 West Ninth Street
Warren, New Jersey 07059	Mail Code 3-137
Attention: Richard E. Towle,	Kansas City, Missouri 64105
Vice President and Manager,	Attention: Attention: Leslie J. Parrette, Jr.,
Surety Claim Department	Senior Vice President and
General Counsel
Pacific Insurance Company	Aquila Merchant Services, Inc.
15 Mountain View Road	20 West Ninth Street
Warren, New Jersey 07059	Mail Code 3-137
Attention: Richard E. Towle,	Kansas City, Missouri 64105
Vice President and Manager	Attention: Secretary
Surety Claim Department

Gentlemen:

        We hereby establish our irrevocable standby letter of credit (the “Credit”) for the account of Aquila, Inc. and Aquila Merchant Services, Inc. (collectively, “Applicant”) in favor [of Federal Insurance Company (“Federal”) and/or Pacific Insurance Company (“Pacific,” and together with Federal, collectively, “Beneficiary”)], in the aggregate amount of ________________________ United States Dollars ($____________) (as the same is reduced pursuant to the terms hereof, the “Stated Amount”). This Letter of Credit is effective immediately and expires on the expiration date set forth above (as the same may be extended from time to time pursuant to the terms of this Credit, the “Expiration Date”).

        Federal [and Pacific jointly] issued that certain surety bond with bond number __________ (the “Bond”) to American Public Energy Agency (“APEA”) in respect of that certain Gas Purchase Agreement dated ____________ (the “APEA Agreement”). This Credit is issued as security for the payment and performance of the Applicant’s indemnity obligations to the Beneficiary with respect to the Bond.

        All or any part of the Credit is available by sight draft or drafts drawn on us by you. Unless a draft is made upon the non-renewal of this Credit as provided for below, any draft or drafts must be in the form of the draft attached hereto as Exhibit A and must be accompanied by a certification signed by an officer of the Beneficiary or its duly authorized agent in the form of the certification attached hereto as Exhibit B.

        Partial and multiple drawings are permitted hereunder and the Stated Amount shall be reduced by any drawings made hereunder. The Stated Amount shall be further reduced, automatically, on a monthly basis on the last day of each calendar month beginning in the month this Credit is issued to an amount equal to the amount set forth next to such date on the Schedule attached hereto as Exhibit C.

        All documents presented to us in connection with any demand for payment hereunder, as well as all notices and other communications to us in respect of this Credit, shall be in writing and shall make specific reference to this Credit by number. All drafts must be marked “Drawn under

        Credit No. _______________.” The term “Beneficiary” includes any successor by operation of law or otherwise of Beneficiary including, without limitation, any liquidator, rehabilitator, receiver or conservator of Beneficiary.

        We hereby agree that drafts drawn under and in compliance with the terms of this Credit will be honored upon presentation and delivery of drafts as specified, without inquiry by us into the accuracy of any of the statements contained in any of such drafts or accompanying certifications, if presented at __________________________________.

        We hereby agree with you that drawings made under and in compliance with the terms and conditions of this Credit will be duly honored if presented to us at our office as stated above, not later than on or before the then current Expiration Date. Drawings may also be presented by fax to us, Attn: Letter of Credit Manager, Facsimile No. (______) _____________. In the event of a fax presentation: (i) the presentation date shall be considered the date a complying fax presentation is received, and (ii) the documents required for drawing must be accompanied by a signed certification that the original drawing documents (sight draft, Beneficiary’s signed certification and, if the credit hereunder is exhausted, the original Letter of Credit) have been sent by overnight courier to our address as stated above.

        This Credit will be automatically renewed for successive one year periods from the Expiration Date and upon each successive anniversary of such date for so long as the Bonds remain outstanding, unless we notify the Beneficiary in writing, by certified mail, at least sixty (60) days prior to the then current Expiration Date that we elect not to so renew this Credit. The receipt by the Beneficiary of a notice that the Issuer will not renew the Credit will entitle the Beneficiary to draw upon the Credit for the Stated Amount of the Credit or, in the event that any draw requests have been previously received with respect to the Credit, the balance of the Stated Amount that has not been paid pursuant to such draw requests.

        This Credit is subject to the International Standby Practices International Chamber of Commerce Publication No. 590 (the “ISP98”). This Credit shall be deemed to be a contract made under the laws of the State of New York and shall, as to matters not governed by ISP98, be governed by and construed in accordance with the laws of such State.

        This Credit is transferable more than once in accordance with ICC Publication 590, provided the transfer fee payable in connection with such transfer, if any, is paid by the party requesting the transfer. Any transfer request must be affected by presenting to us the attached transfer form along with the original Credit and any amendments.

        All payments made by us hereunder shall be made from our own funds and in no event shall payment be made with funds obtained from the Applicant. This credit sets forth in full the terms of our undertaking, and such undertaking shall not in any way be modified or amended by reference to any other document whatsoever.

        [Insert name of issuing bank]

By:

REQUEST FORM FOR FULL TRANSFER

RE: CREDIT _______________ ISSUED BY

ADVICE NO. _______________

GENTLEMEN:

        FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY ASSIGNS TO:

_________________

(NAME OF TRANSFEREE)

_________________

(ADDRESS)

_________________

(CITY, STATE, ZIP CODE)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT IN ITS ENTIRETY.

        BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE AND THE TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

        THE ADVICE OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECT TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

YOURS VERY TRULY, SIGNATURE OF BENEFICIARY TITLE:

The above signature with title as stated conforms with that on file with us and is authorized for the execution of said instruments.

(Bank)

(Authorized Signature)

THIS FORM MUST BE EXECUTED IN DUPLICATE

EXHIBIT A TO

IRREVOCABLE STANDBY LETTER OF CREDIT NO. ____

SIGHT DRAFT

DATE: _________________________

TO: [NAME OF ISSUING BANK]
[ADDRESS 1]
[ADDRESS 2]

AT SIGHT, [JOINTLY] PAY TO THE ORDER OF [FEDERAL INSURANCE COMPANY] [FEDERAL INSURANCE COMPANY AND PACIFIC INSURANCE COMPANY] THE SUM OF $_________________________ DRAWN UNDER [NAME OF ISSUING BANK] LETTER OF CREDIT NO.

FEDERAL INSURANCE COMPANY

By Name: Title:

[PACIFIC INSURANCE COMPANY

By Name: Title: ]

EXHIBIT B TO

IRREVOCABLE STANDBY LETTER OF CREDIT NO. ____

CERTIFICATION

        I, , in connection with the sight draft (“Sight Draft”) delivered contemporaneously herewith and drawn under [NAME OF ISSUING BANK] (“Issuer”) Letter of Credit No. _________________________ (“Credit”) issued by the Issuer for the account of Aquila, Inc. and Aquila Merchant Services, Inc. (collectively, “Applicant”) in favor of (the “Beneficiary”), certify that, to the best of my knowledge:

1.	All capitalized terms used herein without definition shall have the meanings given to such terms in the Credit.

2.	The Beneficiary has received a demand for payment from APEA in accordance with the terms of the Bond. A true and correct copy of such demand is attached hereto as Exhibit 1.

3.	The draw request made pursuant to the attached Sight Draft, together with any other draw requests previously made by the Beneficiary, does not exceed the amount of the payment demanded by APEA under the Bond.

4.	The original drawing documents (Sight Draft, Beneficiary’s signed certification and, if the credit hereunder is exhausted, the original Letter of Credit) have been sent by overnight courier to the Issuer’s address as stated in the Credit.

Dated: , 2004
By:
Name:
Company:

EXHIBIT 1

TO CERTIFICATION

SUBMITTED PURSUANT TO IRREVOCABLE STANDBY LETTER OF CREDIT NO. ____

Attach Copy of Demand Made By APEA

EXHIBIT C TO

IRREVOCABLE STANDBY LETTER OF CREDIT NO. ____

Stated Amount Schedule